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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

                       DATE OF REPORT: September 24, 2001

                             -----------------------

                               ROADWAY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             -----------------------


        Delaware                    000-32821                  34-1956254
  ---------------------    ----------------------------   ----------------------
    (STATE OF OTHER           (COMMISSION FILE NO.)           (IRS EMPLOYER
    JURISDICTION OF                                           IDENTIFICATION
     INCORPORATION                                                NUMBER
    OR ORGANIZATION

                             -----------------------

                              1077 Gorge Boulevard
                                Akron, Ohio 44310
                                 (330) 384-1717
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                             -----------------------

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                             -----------------------



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ITEM 5. OTHER EVENTS

         On September 24, 2001 Roadway Corporation issued a press release filed as Exhibit 99.1 herewith.









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ITEM     7.       FINANCIAL STATEMENTS AND EXHIBITS

         (C)      EXHIBITS

99.1     Press Release, dated September 24, 2001, issued by Roadway Corporation.










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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ROADWAY CORPORATION



Date:  October 15, 2001              By:     /s/  John J. Gaspoarovic
                                           -------------------------------------
                                           John J. Gasparovic, Vice President,
                                           General Counsel and Secretary



                                       4
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                                  EXHIBIT INDEX


Exhibit No.                                Description
-----------                                -----------

    99.1              Press Release, dated September 24, 2001, issued by Roadway
                      Corporation.